EXCHANGE AGREEMENT

     EXCHANGE AGREEMENT dated as of June 29, 2001 by and among Crest View, Inc., a Nevada corporation with offices at 1700 West Horizon Ridge Parkway, Suite 202, Henderson, NV 89012 (the "Company"), and Johnny R. Thomas, with an address at 22 Brookridge Drive, Henderson, NV 89052 (the"Noteholder").

                                   WITNESSETH:

     WHEREAS, the Company is incorporated under the laws of Nevada and is authorized to issue 40,000,000 shares of Common Stock, $.001 par value per share (the "Shares");

     WHEREAS, the Company is indebted to the Noteholder in the principal sum of eleven thousand one hundred ($11,100) dollars as of June 29, 2001, plus accrued interest thereon;

     WHEREAS, the Company has proposed to sell to the Noteholder in exchange for all of the Company's indebtedness, an aggregate of 23,324 shares of Common Stock;

     WHEREAS, the Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, as amended, on Form SB-2 (the "Registration Statement") to offer its securities to the public;

     WHEREAS, the Noteholder, subject to receipt and review of the amended prospectus included in the Registration Statement, desires to contribute to the paid-in-capital of the Company, the Company's aforesaid indebtedness to the Noteholder to the extent of the principal amount of eleven thousand one hundred ($11,100) dollars and $562 of accrued interest ("Exchanged Indebtedness"), in exchange for 23,324 Shares (at an exchange price of $.50 per Share) (the "Exchanged Shares") in the Company, and

     WHEREAS, the Company desires to accept the contribution to its capital of the Exchanged Indebtedness and to issue the Exchanged Shares in exchange therefor, all on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Exchange of Exchanged Indebtedness for Shares.


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     (a) The Noteholder hereby contributes the Exchanged Indebtedness to the capital of the Company, and the Company acknowledges consideration by this exchange, and hereby delivers to the Noteholder which hereby acknowledges receipt, of certificate(s) representing the Shares underlying the Exchanged Shares.

     2. Representations and Warranties of the Noteholder.

     The Noteholder hereby represent and warrant to the Company that:

     (a) The Noteholder owns the Exchanged Indebtedness, free and clear of any mortgage, lien, pledge, charge or other encumbrance whatsoever, and has full power and authority and all necessary permits and licenses to transfer the Exchanged Indebtedness to the Company pursuant to this Exchange Agreement;

     (b) The execution, delivery and performance by the Noteholder of this Exchange Agreement has been duly and validly authorized by all necessary action on the part of the Noteholder; and

     (c) The Exchange Agreement has been duly and validly authorized, executed and delivered by the Noteholder and constitutes the legal, valid and binding obligation of the Noteholder, enforceable against the Noteholder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforceability of creditors' rights generally.

     3. Representations and Warranties of the Company.

     The Company represents and warrants to the Noteholder that:

     (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, and is duly qualified to transact business as a foreign corporation in each jurisdiction wherein the failure so to qualify would have a material adverse effect upon its business;

     (b) The execution, delivery and performance by the Company of this Exchange Agreement has been duly and validly authorized by all necessary action on the part of the Company; and

     (c) This Exchange Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as such enforceability may be


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limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforceability of creditors' rights generally.

     4. Registration Rights.

     (a) The Company shall register the Exchanged Shares with the Commission in the first available registration statement following the Registration Statement for the Company's initial public offering.

     (b) All expenses incurred in connection with the Registration Statement pursuant to this Section 4, including, without limitation, registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expense of any special audit required for such registration, shall be borne by the Company; provided, however, that the Company shall not be required to pay fees and disbursements of counsel for the Noteholder, stock transfer taxes or underwriters' discounts, or commissions relating to the Exchanged Shares.

     (c) In the case of the registration effected by the Company pursuant to this Section 4, the Company will furnish such number of prospectuses and other documents incident thereto as the Noteholder from time to time may reasonably request.

     (d) In connection with the filing of the Registration Statement pursuant to this Section 4, it shall be a condition precedent to the registration of the Exchanged Shares of the Noteholder that the Noteholder agree, in writing:

          (i) To furnish all material information to the Company concerning himself and his holdings of securities of the Company and, if appropriate, the proposed method of sale or other disposition of the Exchanged Shares and such other information (particularly within his knowledge) and undertakings as shall be reasonably required by law or by the Company in connection with the preparation and filing of the Registration Statement covering all or a part of the Exchanged Shares and in order to insure full compliance with the Securities Act of 1933 (the "Act") and the Securities Exchange Act of 1934 (the "1934 Act");

          (ii) To indemnify and hold harmless the Company, its directors, its officers who have signed the Registration Statement, and each person, if any, who controls the Company, within the meaning of the Act, against any losses, claims, damages, expenses or liabilities, whether joint or several, to which the Company or any such director, officer or controlling person may become subject under the Act, the 1934 Act or under any other statute or at common law or otherwise insofar


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     as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or Are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and to reimburse the Company for any legal or other expenses reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating and defending any such loss, claim, damage, expense, liability or action; provided, however, that any such indemnification and reimbursement shall be available only to the extent that any such untrue statement or alleged untrue statement or omission was made by the Company upon and in conformity with written information furnished by the Noteholder expressly for use in the Registration Statement;

          (iii) To notify the Company promptly, in writing, of the commencement of any action against the Noteholder which is based upon an alleged act or omission, which, if proved, would result in the Company having to indemnify the Noteholder pursuant to Subparagraph (e) below, and if the Noteholder desires, the Company will assume the defense of such action including the employment of counsel and payment of all expenses. The Noteholder's omission to notify the Company promptly of the commencement of such action, if prejudicial to the ability of the Company to defend such action, shall relieve the Company of any liability to indemnify him under Subparagraph
     (e) below; and

     (e) (i) The Company shall indemnify and hold harmless the Noteholder, and each person, if any, who controls the Noteholder within the meaning of the Act, against any losses, claims, damages, expenses or liabilities, whether joint or several, to which the Noteholder or such controlling person becomes subject, under the Act, the 1934 Act or under any other statute or at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement covering the Exchanged Shares, in any prospectus contained therein, or in an amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were


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     made, not misleading and to reimburse the Noteholder, and such controlling persons for any legal or other expenses reasonably incurred by the Noteholder, or such controlling persons in connection with investigating and defending any such loss, claim, damage, expense, liability or action; provided, however, that the Company shall not be obligated to indemnify in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished by the Noteholder or such controlling person expressly for use in the Registration Statement;

          (ii) The Company agrees that, in the event it receives notice of the commencement of any action against it which is based upon an alleged act or omission which, if proved, would result in the Noteholder's having to indemnify the Company pursuant to subdivision (ii) of Paragraph 4(d) above, the Company will promptly notify the Noteholder in writing of the commencement of such action and permit the Noteholder, if he so desires, to participate in and assume the defense of such action with counsel satisfactory to him. The omission to notify the Noteholder promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve him of any liability to indemnify the Company under Paragraph 4(d) above; and

          (iii) The Company further agrees that if the foregoing provisions contained in subdivision (i) of this Paragraph 4(e) are held to be unenforceable, the Noteholder or controlling person of the Noteholder may recover contribution from the Company in an amount which when added to contributions the Noteholder or controlling person has theretofore received or concurrently receives from officers and directors of the Company or controlling persons of the Company, will reimburse the Noteholder or controlling person for all losses, claims, damages, or liabilities and legal or other expenses; provided, however, that if the full amount of the contribution specified in this Paragraph 4(e) is not permitted by law, then the Noteholder or controlling person shall be entitled to a contribution from the Company and its officers, directors and controlling persons to the full extent permitted by law.

     5. Notices.

     All notices hereunder shall be in writing and delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the addresses first above described.


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     6. Expenses.

     The Company and the Noteholder shall each bear their own expenses in connection with this Exchange Agreement and in connection with all things required to be done by either of them hereunder.

     7. Entire Agreement; Amendments.

     This Exchange Agreement contains the entire agreement of the parties with respect to the subject matter hereof and no amendment, modification or waiver of any provision hereof will be binding on any party hereto unless the same shall be in writing and signed by the party to be charged.

     8. Binding Effect.

     The Exchange Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, distributees and legal representatives.

     9. Governing Law.

     This Exchange Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the substantive laws of the State of Nevada applicable in the case of agreements made and to be performed entirely within such State.

     10. Counterparts.

     This Exchange Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute but one agreement.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Exchange Agreement as of the date first written above.

                                    CRESTVIEW, INC.


                                    By:/s/ John C. Francis
                                       -------------------------------
                                       John C. Francis, Vice President

                                    NOTEHOLDER:


                                    /s/ Johnny R. Thomas
                                    ----------------------------------
                                    Johnny R. Thomas


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